UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

Guardian Pharmacy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42284	87-3627139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway SE
Suite 800
Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 810-0089

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GRDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of Guardian Pharmacy Services, Inc. (the “Company”) established the performance criteria and targets for the 2025 annual cash incentive awards (the “2025 Annual Incentive Program”) eligible to be earned by the Company’s executive officers under the Guardian Pharmacy Services, Inc. 2024 Equity and Incentive Compensation Plan.

The performance metrics for the 2025 Annual Incentive Program consist of achieving specified goals for (i) 2025 Company revenue, weighted at 20%, (ii) 2025 Company Adjusted EBITDA, weighted at 60%, and (iii) geographic expansion of the Company’s business, weighted at 20%. The Committee established threshold, target and maximum performance goals for each metric. Performance at the threshold level would result in a payout of 75% of the executive officer’s target award amount, performance at the target level would result in a payout of 100% of the executive officer’s target award amount, and performance at the maximum level would result in a payout of 125% of the executive officer’s target award amount.

The following table sets forth the respective award opportunities that the Company’s executive officers could earn based upon the achievement of the various performance criteria under the 2025 Annual Incentive Program:

	Payout Range ($)
Executive Officer	Threshold	Target	Maximum
Fred Burke President and Chief Executive Officer	$208,575	$278,100	$347,625
David Morris Executive Vice President and Chief Financial Officer	$185,400	$247,200	$309,000
Kendall Forbes Executive Vice President, Sales & Operations	$185,400	$247,200	$309,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian Pharmacy Services, Inc.

March 28, 2025	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Executive Vice President and Chief Financial Officer